UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) September 24, 2026

FUSEMACHINES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42909	98-1602789
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

200 West 41st Street, 21st Floor

New York, NY 10036

(Address of principal executive offices and zip code)

(347) 212-5075

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FUSE	Nasdaq Stock Market LLC
Warrants to purchase shares of Common Stock	FUSEW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on March 27, 2026, Fusemachines Inc. (the “Company”) received written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company no longer satisfied Nasdaq Listing Rule 5450(b)(2)(A), which requires the Company to maintain a minimum Market Value of Listed Securities (“MVLS”) of $50,000,000 (the “MVLS Requirement”) for continued listing on The Nasdaq Global Market. In accordance with Nasdaq Listing Rule 5810(c)(3)(C), Nasdaq provided the Company 180 calendar days, or until September 23, 2026, to regain compliance with the MVLS Requirement.

On September 24, 2026, Nasdaq notified the Company that, based upon the Company’s continued non-compliance with the MVLS Requirement as of September 23, 2026, the Company’s securities were subject to delisting from Nasdaq unless the Company requests a hearing before the Nasdaq Hearings Panel (the “Panel”). The Company plans to timely request a hearing before the Panel, which request will stay any further suspension or delisting action by Nasdaq at least until a hearing is held and any extension that the Panel may grant to the Company following the hearing has expired. There can be no assurance that the Panel will grant the Company’s request for continued listing. Although the Company is considering all available options to regain compliance with the MVLS Requirement, there can be no assurance that the Company will be able to do so.

Forward-Looking Statements. This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or future financial or operating performance of the Company. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “propose,” “seek,” “should,” “strive,” “will,” or “would” or the negatives of these terms or variations of them or similar terminology. Specifically, the Company’s statements regarding its intent and ability to regain compliance with Nasdaq’s continued listing requirements, potential actions to regain compliance, the continued listing of the Company’s securities on Nasdaq, and other similar statements are forward-looking statements. These statements are subject to risks, uncertainties, and other factors which may be beyond the control of the Company and could cause actual outcomes to differ materially from those expressed or implied by such forward-looking statements, including the Company’s ability to improve or sustain its market value of listed securities for the requisite period, market conditions, and the Company’s financial and operating performance. These and other risks are described more fully in the Company’s other filings with the Securities and Exchange Commission (the “Commission”), including the Company’s Registration Statement on Form S-4 (File No. 333-283520) declared effective by the Commission on June 30, 2025, the Company’s Annual Report on Form 10-K filed with the Commission on March 27, 2026, and other documents the Company files with the Commission from time to time. The Company undertakes no obligation to update forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2026	FUSEMACHINES INC.

	By:	/s/ Sameer Maskey
Sameer Maskey
Chief Executive Officer